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[ERNST & YOUNG LLP LETTERHEAD]


                                                                Exhibit 23.3


                             CONSENT OF ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 7, 1995, except as to the information dated
May 20, 1995, in Amendment No. 3 to the Registration Statement (Form S-4
No. 033-64573) and related Prospectus of PacificAmerica Money Center, Inc. (formerly known as Pacific United Group, Inc.) dated May 13, 1996.


                                           ERNST & YOUNG LLP


Los Angeles, California
May 10, 1996